EXHIBIT 10.3

                                QUADRACOMM, INC.
                    2001 STOCK OPTION / PERFORMANCE STOCK PLAN

                             STOCK OPTION AGREEMENT
                           (NONQUALIFIED STOCK OPTION)

EMPLOYEE/OPTIONEE:                <<Name>>

NUMBER  OF  SHARES:               <<TotalShares>> Shares

OPTION EXERCISE PRICE:            $  _________  per  Share

DATE  OF  GRANT:                  <<Grant  Date>>

EXERCISE  TERM:                   A Period of _____ Years from the Date of Grant

VESTING SCHEDULE:                 Percentage
                                   of Shares          Date (from Grant Date)
                                  ----------          ----
                                  ______*             __________
                                  ______*             __________
                                  ______*             __________
                                  ______*             __________

 *rounded  to  the  next  whole  number  of  Shares


          THIS OPTION AGREEMENT (the "AGREEMENT") is entered into effective as of the _______ day of __________, 2001 by and between QUADRACOMM, INC., a Colorado corporation (the "COMPANY"), and the individual designated above (the "OPTIONEE").

                                    RECITALS
                                    --------

     A. The 2001 Stock Option / Performance Stock Plan (the "PLAN") was adopted by the Company on July 9, 2001; and

     B. The Optionee performs valuable services for the Company, a Subsidiary or a Parent; and

     C. As of the date hereof, the Board of Directors of the Company granted the Option as provided herein;

     NOW, THEREFORE, the parties agree to the terms and conditions herein, including the recitals.


                                QUADRACOMM, INC.
                   2001 Stock Option / Performance Stock Plan
                       Nonqualified Stock Option Agreement
                                     Page 1

1.   GRANT  OF  OPTION.
     -----------------

     1.1     Option.  An  option  to  purchase  shares  of  the Company's Common
             -------
Stock, $0.001 par value per share, (the "SHARES") is hereby granted to the Optionee (the "OPTION").

     1.2     Number  of  Shares.  The  number  of  Shares  that the Optionee can
             ------------------
purchase upon exercise of the Option and the dates upon which the Option can first be exercised are set forth above.

     1.3     Option Exercise Price.  The price the Optionee must pay to exercise
             ---------------------
the  Option  (the  "OPTION  EXERCISE  PRICE")  is  set  forth  above.

     1.4     Date  of  Grant.  The  date  the  Option  is  granted (the "DATE OF
             ---------------
GRANT")  is  set  forth  above.

     1.5     Type  of Option.  The Option is intended to be a Nonqualified Stock
             ---------------
Option. It is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time, or any successor provision thereto.

     1.6     Construction.  This  Agreement shall be construed in accordance and
             ------------
consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

     1.7     Condition.  The  Option  is conditioned on the Optionee's execution
             ---------
of this Agreement. If this Agreement is not executed by the Optionee it may be canceled by the Board.

2.   DURATION.
     --------

     The Option shall be exercisable to the extent and in the manner provided herein during the Exercise Term, which is set forth above; provided, however, that the Option may be earlier terminated as provided in the Plan or in Section
1.7  or  Section  5  hereof.

3.   VESTING.
     -------

     The Option shall vest, and may be exercised, with respect to the Shares, on or after the dates set forth above, subject to earlier termination of the Option as provided in Section 1.7 and Section 5 hereof or in the Plan. The right to purchase the Shares as they become vested shall be cumulative and shall continue during the Exercise Term unless sooner terminated as provided herein.


                                QUADRACOMM, INC.
                   2001 Stock Option / Performance Stock Plan
                       Nonqualified Stock Option Agreement
                                     Page 2

4.   MANNER  OF  EXERCISE  AND  PAYMENT.
     ----------------------------------

     4.1 To exercise the Option, the Optionee must deliver a completed copy of the OPTION EXERCISE FORM, attached hereto as EXHIBIT A, to the address indicated on such Form or such other address designated by the Company from time to time. The Option may be exercised in whole or in part with respect to the vested Shares; provided, however, the Committee may establish a minimum number of Shares (e.g., 100) for which an Option may be exercised at a particular time. Within thirty (30) days of delivery of the Option Exercise Form, the Company shall deliver certificates evidencing the Shares to the Optionee, duly endorsed for transfer to the Optionee, free and clear of all liens, security interests, pledges or other claims or charges. Contemporaneously with the delivery of the Option Exercise Form, Optionee shall tender the Option Exercise Price to the Company, by cash, check, wire transfer or such other method of payment (e.g., delivery or attestation of Shares already owned) as may be acceptable to the Committee pursuant to the Plan.

     4.2 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

5.   TERMINATION  OF  EMPLOYMENT.
     ----------------------------

     5.1     Termination  of Employment Due to Death.  In the event of the death
             ---------------------------------------
of the Optionee, who at the time of his or her death was an Employee and who had been in Continuous Status as an Employee since the date of the grant of the option, the Option shall terminate on the earlier of (i) six (6) months after the date of the Optionee's death, or (ii) the expiration date otherwise provided in this Agreement. Under these circumstances, the Option will be exercisable at any time prior to such termination by the Optionee's estate, or by such person or persons who have acquired the right to exercise the Option by bequest or by inheritance or by reason of the death of the Optionee.

     5.2     Termination  of  Employment  Due  to  Disability.  If  Optionee's
             ------------------------------------------------
employment is terminated at any time during the Exercise Term by reason of a disability (within the meaning of Section 22(e)(3) of the Code) and if the Optionee had been in Continuous Status as an Employee at all times between the date of grant of the Option and termination of his status as an Employee, the Option terminates on the earlier of (i) one (1) year after the date of termination of his status as an Employee, or (ii) the expiration date otherwise provided in this Agreement.


                                QUADRACOMM, INC.
                   2001 Stock Option / Performance Stock Plan
                       Nonqualified Stock Option Agreement
                                     Page 3

     5.3     Termination  of Employment for Other Reasons.  If Optionee's status
             --------------------------------------------
as an Employee is terminated by the Optionee at any time after the grant of an Option for any reason other than death or disability, as provided in Sections
5.1 and 5.2, and not for "cause" as provided below, the Option terminates on the earlier of (i) thirty (30) days following termination of Optionee's status as an Employee, or (ii) the expiration date otherwise provided in this Agreement. If Optionee's status as an Employee is terminated for "cause" (such termination being referred to as a "Termination for Cause") at any time by the Company after the grant of an Option by the Company, then the Option terminates on the date of termination of Optionee's status as an Employee. For purposes of this Section 5.3, Termination for Cause shall mean a termination due to objective evidence of any of the following: (i) material dishonesty related to employment; (ii) fraud; (iii) commission of a felony or a crime involving moral turpitude; (iv) theft of Company property or intentional destruction of Company property without good reason and causing significant damage; (v) physical attack resulting in physical injury to a fellow employee or other individual; (vi) unsanctioned intoxication at work; (vii) use of unlawful drugs at work; (viii) any form of substance abuse (including alcohol) to the extent that it significantly impairs the performance of duties; or (ix) gross insubordination or gross dereliction of duty.

     5.4     Employment by Subsidiary.  For purposes of this Section and Section
             ------------------------
8, employment with the Company includes employment with any Parent or Subsidiary of the Company and service as a Director of the Company or any Parent or Subsidiary shall be considered employment with the Company. A change of employment between the Company and any Parent or Subsidiary (or between Subsidiaries or between a Subsidiary and a Parent) is not a termination of employment under this Agreement.

6.   TRANSFERABILITY.
     ---------------

     Except as provided by the following sentence, the Option shall not be transferable other than by will or by the laws of descent and distribution. For a period of [_____________] months following the Date of Grant, the Option may be transferred [in whole or in part] [to the extent of ___________ shares] to the following persons: [list names of persons]; but to no other person. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or a transferee permitted by the preceding sentence. Optionee hereby represents and covenants that any transfer of the Option shall be to a "family member" as that term is defined by the General Instructions to Form S-8, through a gift or a domestic relations order. Optionee shall provide the Company with notice of any such transfer prior to the date [___________] months following the Date of Grant and shall further provide to the Company any further documentation with respect to the transfer that the Company reasonably requests.


                                QUADRACOMM, INC.
                   2001 Stock Option / Performance Stock Plan
                       Nonqualified Stock Option Agreement
                                     Page 4

7.   RESTRICTIONS  ON  THE  OPTIONS;  RESTRICTIONS  ON  THE  SHARES.
     --------------------------------------------------------------

     The Option may not be exercised at any time unless, in the opinion of counsel for the Company, the issuance and sale of the Shares issued upon such exercise is exempt from registration under the Securities Act of 1933, as amended, or any other applicable federal or state securities law, rule or regulation, or the Shares have been duly registered under such laws. The Company shall not be required to register the Shares issuable upon the exercise of the Option under any such laws. Unless the Shares have been registered under all applicable laws, the Optionee shall represent, warrant and agree, as a condition to the exercise of the Option, that the Shares are being purchased for investment only and without a view to any sale or distribution of such Shares and that such Shares shall not be transferred or disposed of in any manner without registration under such laws, unless it is the opinion of counsel for the Company that such a disposition is exempt from such registration. The Optionee acknowledges that an appropriate legend, in such form as the Company shall determine, giving notice of the foregoing restrictions shall appear conspicuously on all certificates evidencing the Shares issued upon the exercise of the Option.

     The Optionee also acknowledges and agrees that, in connection with any public offering of the Company's stock, upon request of the Company or the underwriters managing any underwritten public offering of the Company's stock and making such request with the approval of the Company's Board of Directors, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of his Shares without the prior written consent of the Company or such underwriters, as the case may be, from the effective date of such registration for so long as the Company or the underwriters may specify, but in any event not to exceed 180 days.

8.   NO  RIGHT  TO  CONTINUED  EMPLOYMENT.
     ------------------------------------

     Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company or any Parent or Subsidiary, nor shall this Agreement or the Plan interfere in any way with the right of the Company or a Parent or Subsidiary to terminate the Optionee's employment at any time.

9.   ADJUSTMENTS  UPON  CERTAIN  EVENTS.
     ----------------------------------

     In the event of a change in capitalization, such as a stock split, the Committee shall make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities. The Committee's adjustment shall be made in accordance with the provisions of Section 7(j) of the Plan and shall be effective and final, binding and conclusive for all purposes of the Plan and this Agreement.

     Subject to Section 7(l) of the Plan, upon a merger, consolidation, separation, reorganization or other business combination involving the Company, the Option shall be assumed or replaced with a substitute equivalent option as provided under the Plan or any successor plan (whether created by the Company or its acquirer).


                                QUADRACOMM, INC.
                   2001 Stock Option / Performance Stock Plan
                       Nonqualified Stock Option Agreement
                                     Page 5

10.  WITHHOLDINGS  OF  TAXES.
     -----------------------

     The Company shall have the right to deduct from any distribution of cash to the Optionee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholdings Taxes") with respect to the Option. If the Optionee is entitled to receive
Shares upon exercise of the Option, the Optionee shall pay the Withholdings Taxes (if any) to the Company in cash prior to the issuance of such Shares. In satisfaction of the Withholdings Taxes, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option, having an aggregate Fair Market Value equal to the Withholdings Taxes, provided that, if the Optionee may be subject to liability under Section 16(b) of the Exchange Act, the election must comply with the requirements applicable to Share transactions by such Optionees.

11.  MODIFICATION  OF  AGREEMENT.
     ---------------------------

     This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, only by a written instrument executed by the parties hereto.

12.  SEVERABILITY.
     ------------

     Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such Holdings and shall continue in full force in accordance with their terms.

13.  GOVERNING  LAW.
     --------------

     The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Colorado without giving effect to the conflicts of laws principles thereof.

14.  SUCCESSORS  IN  INTEREST.
     ------------------------

     This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, reorganization, purchase of stock or assets, or otherwise, all or substantially all of the Company's assets and business. This Agreement shall inure to the benefit of the Optionee's heirs and legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.


                                QUADRACOMM, INC.
                   2001 Stock Option / Performance Stock Plan
                       Nonqualified Stock Option Agreement
                                     Page 6

15.  RESOLUTION  OF  DISPUTES.
     ------------------------

     Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Board. Any determination made hereunder shall be final, binding and conclusive on the Optionee and the Company for all purposes.



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                                QUADRACOMM, INC.
                   2001 Stock Option / Performance Stock Plan
                       Nonqualified Stock Option Agreement
                                     Page 7

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

                              QUADRACOMM,  INC.

                              By:
                                    ----------------------------
                              Name:
                                    ----------------------------
                              Title:
                                    ----------------------------

     By signing below, Optionee hereby accepts the Option subject to all its terms and provisions and agrees to be bound by the terms and provisions of the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company, and of the Committee responsible for administration of the Plan, upon any questions arising under the Plan. Optionee authorizes the Company to withhold, in accordance with applicable law, from any compensation payable to him or her, any taxes required to be withheld by federal, state or local law as a result of the grant, existence or exercise of the Option or subsequent sale of the Shares.

                              OPTIONEE

                              Signature:
                                        ------------------------------
                              Name:     <<Name>>

                                [EXHIBIT FOLLOWS]




                                QUADRACOMM, INC.
                   2001 Stock Option / Performance Stock Plan
                       Nonqualified Stock Option Agreement
                                     Page 8

                                    EXHIBIT A
                                    ---------

                              OPTION EXERCISE FORM
                              --------------------

     I, _____________________________, do hereby exercise the Option with a Date of Grant of ___________________, ______ granted to me pursuant to the Option Agreement. The Shares being purchased and the Total Option Exercise Price are set forth below:


Number  of  Shares:                           ________________  Shares

Option Exercise Price Per Share               x  $ ____________ per Share

Total  Option  Exercise  Price:               =  $ ____________.


The  Total  Option  Exercise  Price  is  included  with  this  Form.



---------------------------------             Date:  ___________________
          Signature




Send  or  deliver  this  Form  with  an  original  signature  to

QuadraComm,  Inc.
Attn:  [President  or  Chief  Executive  Officer]
[Address]



                                    EXHIBIT A